    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 1997



                                                   REGISTRATION NUMBER 333-33979

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 1


                                       TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------
                               COHO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                   SEE TABLE OF ADDITIONAL REGISTRANTS BELOW



                     TEXAS                                          75-2488635
        (State or other jurisdiction of                          (I.R.S. Employer
         incorporation or organization)                        Identification No.)


                         14785 PRESTON ROAD, SUITE 860
                              DALLAS, TEXAS 75240
                                 (972) 774-8300

  (Address, including zip code, and telephone number, including area code, of registrants' principal executive offices)

                            ------------------------
                                 JEFFREY CLARKE
                         14785 PRESTON ROAD, SUITE 860
                              DALLAS, TEXAS 75240
                                 (972) 774-8300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------
                                   Copies to:

          FULBRIGHT & JAWORSKI L.L.P.                        CRAVATH, SWAINE & MOORE
           1301 MCKINNEY, SUITE 5100                            825 EIGHTH AVENUE
           HOUSTON, TEXAS 77010-3095                         NEW YORK, NEW YORK 10019
                 (713) 651-5151                                   (212) 474-1000
            ATTN: JERRY L. WICKLIFFE                         ATTN: KRIS F. HEINZELMAN

     Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE


================================================================================================================
             TITLE OF EACH CLASS OF                     PROPOSED MAXIMUM                    AMOUNT OF
          SECURITIES TO BE REGISTERED              AGGREGATE OFFERING PRICE(1)          REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value....................         $96,253,501.50                   $29,167.73(1)
----------------------------------------------------------------------------------------------------------------
     % Senior Subordinated Notes Due 2007.......         $125,000,000.00                  $37,878.79(1)
----------------------------------------------------------------------------------------------------------------
Subsidiary Guarantees of      % Senior
  Subordinated Notes Due 2007...................               --                              (2)
================================================================================================================



(1) Previously paid with filing of original registration statement on August 20, 1997.



(2) Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee is payable for the Subsidiary Guarantees.



     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                        TABLE OF ADDITIONAL REGISTRANTS



    EXACT NAME OF REGISTRANT         STATE OR OTHER JURISDICTION       I.R.S. EMPLOYER
   AS SPECIFIED IN ITS CHARTER     OF INCORPORATION OR ORGANIZATION   IDENTIFICATION NO.
   ---------------------------     --------------------------------   ------------------
Coho Resources, Inc.                      Nevada                          84-0824557
Coho Louisiana Production Company        Delaware                         76-0369936
Coho Louisiana Gathering Company         Delaware                         84-1033960
Coho Fairbanks Gathering Company         Delaware                         76-1228000
Coho Exploration, Inc.                   Delaware                         75-2660779
Interstate Natural Gas Company           Delaware                         76-0369928


================================================================================

                                EXPLANATORY NOTE


     Coho Energy, Inc. has prepared this Amendment No. 1 to the registration statement filed with the Securities and Exchange Commission on August 20, 1997 (the "Registration Statement") for the purpose of adding additional registrants
to the Registration Statement and registering the Subsidiary Guarantees of   %
Senior Subordinated Notes Due 2007. This Amendment No. 1 does not modify any provision of the prospectuses included as a part of the Registration Statement; accordingly, such prospectuses have not been included herein.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following sets forth the estimated expenses and costs (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby:

Securities and Exchange Commission registration fee.........  $67,046.52
NASD filing fee.............................................   22,625.35
Printing and engraving costs................................           *
Transfer agent, trustee and registrar fees..................           *
Legal fees and expenses.....................................           *
Accounting fees and expenses................................           *
Miscellaneous...............................................           *
                                                              ----------
          Total.............................................  $        *

---------------

* To be filed by amendment.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Article 2.02-1 of the Texas Business Corporation Act provides that any director or officer of a Texas corporation may be indemnified against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him in connection with or in defending any action, suit or proceeding in which he is a party by reason of his position. With respect to any proceeding arising from actions taken in his official capacity as a director or officer, he may be indemnified so long as it shall be determined that he conducted himself in good faith and that he reasonably believed that such conduct was in the corporation's best interests. In cases not concerning conduct in his official capacity as a director or officer, a director may be indemnified as long as he reasonably believed that his conduct was not opposed to the corporation's best interests. In the case of any criminal proceeding, a director or officer may be indemnified if he had no reasonable cause to believe his conduct was unlawful. If a director or officer is wholly successful, on the merits or otherwise, in connection with such a proceeding, such indemnification is mandatory. The Registrant's Bylaws provide for indemnification of its present and former directors and officers to the fullest extent provided by Article 2.02-1.

     The Registrant's Bylaws further provide for indemnification of officers and directors against reasonable expenses incurred in connection with the defense of any such action, suit or proceeding in advance of the final disposition of the proceeding.

     The Registrant's Articles of Incorporation eliminate or limit liabilities of directors for breaches of their duty of care. The Articles do not limit or eliminate the right of the Registrant or any shareholder to pursue equitable remedies such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care, nor does it affect director liability to parties other than the Registrant or its shareholders. In addition, directors will continue to be liable for (i) breach of their duty of loyalty, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) declaring an illegal dividend or stock repurchase,
(iv) any transaction in which the directors received an improper personal benefit, or (v) acts or omissions for which the liability of directors is expressly provided by statute. In addition, the amendment applies only to claims under Texas law against a director arising out of his role as a director and not, if he is also an officer, his role as an officer or in any other capacity and does not limit a director's liability under any other law, such as federal securities law.

     Texas corporations are also authorized to obtain insurance to protect officers and directors from certain liabilities, including liabilities against which the corporation cannot indemnify its directors and officers. The Registrant currently has in effect a director's and officer's liability insurance policy, which provides coverage in the maximum amount of $15,000,000, subject to a $150,000 deductible.

                                    EXHIBITS


        EXHIBIT
         NUMBER                                    DESCRIPTION
        -------                                    -----------
          *1.1             -- Underwriting Agreement for Common Stock.
          *1.2             -- Underwriting Agreement for Notes.
           4.1             -- Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Registration
                              Statement on Form S-4 (Registration No. 33-65620)).
           4.2             -- Statement of Resolution Establishing Series of Shares of
                              Series A Preferred Stock dated December 8, 1994
                              (incorporated by reference to the Company's Form 8-K
                              filed on December 16, 1984).
           4.3             -- First Amendment to Statement of Resolution Establishing
                              Series of Shares of Series A Preferred Stock dated August
                              23, 1995 (incorporated by reference to Exhibit 3(i).1 to
                              the Company's Quarterly Report on Form 10-Q for the
                              quarter ended September 30, 1995).
           4.4             -- Bylaws of the Company (incorporated by reference to
                              Exhibit 3.2 to the Company's Registration Statement on
                              Form S-4 (Registration No. 33-65620)).
           4.4             -- Rights Agreement dated September 13, 1994 between Coho
                              Energy, Inc. and Chemical Bank (incorporated by reference
                              to Exhibit 1 to the Company's Form 8-A dated September
                              13, 1994).
           4.5             -- First Amendment to Rights Agreement made as of December
                              8, 1994 between Coho Energy, Inc. and Chemical Bank
                              (incorporated by reference to Exhibit 4.5 to the
                              Company's Annual Report on Form 10-K for the year ended
                              December 31, 1994).
           4.6             -- Second Amendment to Rights Agreement as of August 30,
                              1995 between Coho Energy, Inc. and Chemical Bank
                              (incorporated by reference to Exhibit 4.1 to the
                              Company's Quarterly Report on Form 10-Q for the quarter
                              ended September 30, 1995).
          *4.7             -- Indenture for Notes.
          *5.1             -- Opinion of Fulbright & Jaworski L.L.P.
        **12.1             -- Statement of computation of ratios.
        **15.1             -- Letter regarding unaudited interim financial information.
        **23.1             -- Consent of KPMG Peat Marwick LLP.
        **23.2             -- Consent of Arthur Andersen LLP.
        **23.3             -- Consent of Ryder Scott Company Petroleum Engineers.
         *23.4             -- Consent of Fulbright & Jaworski L.L.P. (included in
                              Exhibit 5.1).
        **24.1             -- Powers of Attorney.
        **25.1             -- Statement of eligibility of trustee.


---------------

*  To be filed by amendment.


** Previously filed.


UNDERTAKINGS

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section

15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes that:

     (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on August 28, 1997.


                                            COHO ENERGY, INC.


                                            By:  /s/ EDDIE M. LEBLANC, III

                                              ----------------------------------

                                                    Eddie M. LeBlanc, III


                                                  Senior Vice President and
                                                   Chief Financial Officer



     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                          *                              President, Chief Executive      August 28, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Sr. Vice President and Chief    August 28, 1997
-----------------------------------------------------      Financial Officer (Principal
                Eddie M. LeBlanc, III                      Financial Officer)

                          *                              Controller (Principal           August 28, 1997
-----------------------------------------------------      Accounting Officer)
                   Susan J. McAden

                          *                              Director                        August 28, 1997
-----------------------------------------------------
                 Robert B. Anderson

                          *                              Director                        August 28, 1997
-----------------------------------------------------
                    Roy R. Baker

                          *                              Director                        August 28, 1997
-----------------------------------------------------
                Frederick K. Campbell

                          *                              Director                        August 28, 1997
-----------------------------------------------------
                   Louis F. Crane

                          *                              Director                        August 28, 1997
-----------------------------------------------------
                  Howard I. Hoffen


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                          *                              Director                        August 28, 1997
-----------------------------------------------------
                 Kenneth H. Lambert

                          *                              Director                        August 28, 1997
-----------------------------------------------------
                  Douglas R. Martin

                          *                              Director                        August 28, 1997
-----------------------------------------------------
                    Carl S. Quinn

                                                         Director
-----------------------------------------------------
                     Jake Taylor

           *By: /s/ EDDIE M. LEBLANC, III
  ------------------------------------------------
                Eddie M. LeBlanc, III
                  Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on August 28, 1997.



                                            COHO RESOURCES, INC.


                                            By:     /s/ JEFFREY CLARKE
                                              ----------------------------------
                                                        Jeffrey Clarke
                                                President and Chief Executive
                                                            Officer

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jeffrey Clarke, Eddie M. LeBlanc, III and Anne Marie O'Gorman, or any of them, each with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all subsequent pre- and post-effective amendments and supplements to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                 /s/ JEFFREY CLARKE                      President, Chief Executive      August 28, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer         August 28, 1997
-----------------------------------------------------      (Principal Financial Officer
                Eddie M. LeBlanc, III                      and Principal Accounting
                                                           Officer)

                   /s/ R.M. PEARCE                       Director                        August 28, 1997
-----------------------------------------------------
                     R.M. Pearce

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on August 28, 1997.


                                        COHO LOUISIANA PRODUCTION COMPANY

                                        By:        /s/ JEFFREY CLARKE
                                           -------------------------------------
                                                      Jeffrey Clarke
                                           President and Chief Executive Officer

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jeffrey Clarke, Eddie M. LeBlanc, III and Anne Marie O'Gorman, or any of them, each with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all subsequent pre- and post-effective amendments and supplements to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                 /s/ JEFFREY CLARKE                      President, Chief Executive      August 28, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer         August 28, 1997
-----------------------------------------------------      (Principal Financial Officer
                Eddie M. LeBlanc, III                      and Principal Accounting
                                                           Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on August 28, 1997.


                                        COHO LOUISIANA GATHERING COMPANY

                                        By:        /s/ JEFFREY CLARKE
                                           -------------------------------------
                                                      Jeffrey Clarke
                                           President and Chief Executive Officer

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jeffrey Clarke, Eddie M. LeBlanc, III and Anne Marie O'Gorman, or any of them, each with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all subsequent pre- and post-effective amendments and supplements to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                 /s/ JEFFREY CLARKE                      President, Chief Executive      August 28, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer         August 28, 1997
-----------------------------------------------------      (Principal Financial Officer
                Eddie M. LeBlanc, III                      and Principal Accounting
                                                           Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on August 28, 1997.


                                        COHO FAIRBANKS GATHERING COMPANY

                                        By:        /s/ JEFFREY CLARKE
                                           -------------------------------------
                                                      Jeffrey Clarke
                                           President and Chief Executive Officer

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jeffrey Clarke, Eddie M. LeBlanc, III and Anne Marie O'Gorman, or any of them, each with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all subsequent pre- and post-effective amendments and supplements to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                 /s/ JEFFREY CLARKE                      President, Chief Executive      August 28, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer         August 28, 1997
-----------------------------------------------------      (Principal Financial Officer
                Eddie M. LeBlanc, III                      and Principal Accounting
                                                           Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on August 28, 1997.


                                            COHO EXPLORATION, INC.

                                            By:     /s/ JEFFREY CLARKE
                                              ----------------------------------
                                                        Jeffrey Clarke
                                                President and Chief Executive
                                                            Officer

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jeffrey Clarke, Eddie M. LeBlanc, III and Anne Marie O'Gorman, or any of them, each with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all subsequent pre- and post-effective amendments and supplements to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                 /s/ JEFFREY CLARKE                      President, Chief Executive      August 28, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer         August 28, 1997
-----------------------------------------------------      (Principal Financial Officer
                Eddie M. LeBlanc, III                      and Principal Accounting
                                                           Officer)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on August 28, 1997.



                                            INTERSTATE NATURAL GAS COMPANY


                                            By:     /s/ JEFFREY CLARKE
                                              ----------------------------------
                                                        Jeffrey Clarke
                                                President and Chief Executive
                                                            Officer

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jeffrey Clarke, Eddie M. LeBlanc, III and Anne Marie O'Gorman, or any of them, each with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all subsequent pre- and post-effective amendments and supplements to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                      TITLE                    DATE
                      ---------                                      -----                    ----

                 /s/ JEFFREY CLARKE                      President, Chief Executive      August 28, 1997
-----------------------------------------------------      Officer and Director
                   Jeffrey Clarke                          (Principal Executive
                                                           Officer)

              /s/ EDDIE M. LEBLANC, III                  Chief Financial Officer         August 28, 1997
-----------------------------------------------------      (Principal Financial Officer
                Eddie M. LeBlanc, III                      and Principal Accounting
                                                           Officer)


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